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                                   ANNEX III

                            OFFICE EXPENSE AGREEMENT


         THIS AGREEMENT, executed this _____ day of ____________, 1997, by and between FEIST PUBLICATIONS, INC. ("FPI"), FEIST SYSTEMS, INC. ("FSI") and FEIST LONG DISTANCE SERVICE, INC. ("FLD").

         WHEREAS, all three of the above parties use office space located at 100 South Main, Suite 100, Wichita, Kansas, which is leased in FPI's name only, and

         WHEREAS, presently rent is allocated between the three entities so that each pays its own proportionate share; and

         WHEREAS, the parties wish to include personnel and office expenses and document their agreement by a contract in writing.

         NOW THEREFORE, the parties agree as follows:

         1. ALLOCATION OF EXPENSES. Each Entity, FPI, FSI, and FLD will hereinafter pay its proportionate share of expenses actually incurred in respect of office space, support facilities and personnel. FPI and FSI will submit an itemized monthly invoice to FLD covering each's proportionate share of such expenses and FLD shall promptly pay their proportionate share of such expenses. Likewise, FLD will submit an itemized monthly invoice to FSI and FPI covering each's proportionate share of such expenses and FSI and FPI shall promptly pay their proportionate share of such expenses.

         2. TERM AND BINDING EFFECT. This agreement shall remain in effect for a term of five (5) years from ____________, 1997. It is binding upon the parties hereto and their successors and assigns.

         IN WITNESS WHEREOF, the parties have set their hands the day and year first above written.

                                          FEIST PUBLICATIONS, INC.


                                          By:
                                             -------------------------------
                                                   Tom Feist, President




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                                          FEIST SYSTEMS, INC.


                                          By:
                                             -------------------------------
                                                   Jay Feist, President


                                          FEIST LONG DISTANCE SERVICES, INC.


                                          By:
                                             -------------------------------
                                                   Todd Feist, President


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